May 24, 2000





Securities and Exchange Commission
450 Fifth Street, N.W.

Washington, D.C. 20549


Re:          Eldorado Artesian Springs, Inc.
             File No. 0-18235


Gentlemen:

On behalf of Eldorado Artesian Springs, Inc., I am enclosing preliminary proxy materials for the annual meeting of shareholders. The preliminary proxy materials include the election of directors, appointment of auditors and the authorization of "blank check" preferred shares. We anticipate mailing these materials to shareholders on or about June 12, 2000.

Please feel free to call me with regard to any questions or comments.

Very truly yours,


/s/ Laurie P. Glasscock
Laurie P. Glasscock

\rdm
Enclosures

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [ X ]
Filed by a party other than the Registrant [  ]

         Check the appropriate box:
         [X]      Preliminary Proxy Statement

         [  ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [  ]     Definitive Proxy Statement
         [  ]     Definitive Additional Materials

         [  ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         ELDORADO ARTESIAN SPRINGS INC.


                (Name of Registrant as Specified in Its Charter)

        (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

                  [X]      No fee required.
                  [ ]      Fee computed on table below per Exchange Act Rules
                           14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:



                  [  ]     Fee paid previously with preliminary materials.
                  [  ]     Check box if any part of the fee is offset as
                           provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           (1)  Amount Previously Paid:

                           (2)  Form, Schedule or Registration Statement No.:

                           (3)  Filing Party:

                           (4)  Date Filed:

                         ELDORADO ARTESIAN SPRINGS, INC.

                               294 Artesian Drive

                                  P.O. Box 445
                           Eldorado Springs, CO 80025

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held July 17, 2000

To Our Shareholders:

        The Annual Meeting of Shareholders of Eldorado Artesian Springs, Inc., a Colorado corporation, will be held at 10:00 a.m., Mountain Daylight Time, on Monday, July 17, 2000 at 294 Artesian Drive, Eldorado Springs, Colorado, and at any and all adjournments thereof, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

        1. To elect five (5) Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

        2. To consider a proposal to increase the number of the Company's total authorized shares from 50,000,000 of common stock to 60,000,000 shares, designating 50,000,000 as common stock and 10,000,000 as preferred stock;

        3. To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC, independent certified public accountants for the Company for the fiscal year ended March 31, 2001.

        4. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record on June 12, 2000 as fixed by action of the Board of Directors, will be entitled to notice of, and to vote at, the meeting or at any and all adjournments thereof. In order for the proposals listed above to be approved, each must be approved by the affirmative vote of holders of the majority of the shares of common stock of the Company.

        All shareholders are cordially invited to attend the Annual Meeting.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INSURE YOUR REPRESENTATION AND A QUORUM AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN AND PROMPTLY MAIL YOUR PROXY IN THE RETURN ENVELOPE PROVIDED. This will not prevent you from voting in person, should you so desire, but will help assure a quorum and avoid added solicitation costs. Your Proxy may be revoked at any time before it is voted.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Kevin M. Sipple, Secretary

Eldorado Springs, Colorado
June __, 2000

                                   PROXY CARD

                         ELDORADO ARTESIAN SPRINGS, INC.

               SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL

                MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2000

        The undersigned hereby constitutes, appoints and authorizes Douglas A. Larson or Kevin M. Sipple, and each of them, the true and lawful attorneys and Proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the $0.001 par value common stock of Eldorado Artesian Springs, Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held at 294 Artesian Drive, Eldorado Springs, Colorado at 10:00 a.m., Mountain Daylight Time, on July 17, 2000 and at any and all adjournments thereof, for the following purposes:

        1. To elect five (5) Directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified:



        For all nominees listed below (except as marked to the contrary):
                                    Douglas A. Larson
                                    Kevin M. Sipple
                                    Jeremy S. Martin
                                    George J. Schmitt
                                    Don P. Van Winkle

        (INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his or her name. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

        2. To approve an increase in the number of the Company's total authorized shares from 50,000,000 common stock to 60,000,000 shares, designating 50,000,000 as common stock and 10,000,000 as preferred stock.



            FOR                        AGAINST                       ABSTAIN



        3. To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as independent certified public accountants for the Company for the fiscal year ended March 31, 2001.



            FOR                        AGAINST                       ABSTAIN


        4. To transact such other business as may properly come before the meeting, or any adjournment thereof.



            FOR                        AGAINST                       ABSTAIN

        The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

                                                     Dated: June __, 2000





Signature(s) of Shareholder(s)



        Signature(s) should agree with the name(s) shown hereof. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELDORADO ARTESIAN SPRINGS, INC. PLEASE SIGN AND RETURN THIS PROXY TO THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                         ELDORADO ARTESIAN SPRINGS, INC.

                               294 Artesian Drive

                                  P.O. Box 445
                           Eldorado Springs, CO 80025

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 17, 2000


                             SOLICITATION OF PROXIES

This Proxy Statement, together with the accompanying Proxy, is furnished in connection with the Board of Directors' solicitation of Proxies for use at the Annual Meeting of Shareholders of Eldorado Artesian Springs, Inc. (the "Company"), to be held at 10:00 a.m., Mountain Daylight Time, on Monday, July 17, 2000, at 294 Artesian Drive, Eldorado Springs, Colorado, 80025, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and the accompanying Proxy Card will be mailed to the Company's shareholders on or about June 16, 2000. Any shareholder who executes and returns a Proxy may revoke it by delivering a written revocation to the offices of the Company at any time before such Proxy is voted at the meeting; by submitting a later dated Proxy; or by casting a ballot at the meeting.

The cost of solicitation of Proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred by them in sending proxy material to the beneficial owners of stock. Brokerage houses, custodians, nominees and fiduciaries are requested to vote directly Proxies held for their beneficial owners. The Company will send the Proxy Statement directly to the beneficial owners of the Company's shares if provided a complete list of these owners, including name, address (including zip code), and number of shares held as of the record date, June 12, 2000. In addition to solicitation by mail, certain directors, officers and regular employees of the Company may solicit Proxies by telephone. No additional remuneration will be paid for such solicitation.

                      SHARES OUTSTANDING AND VOTING RIGHTS

The Company has fixed the close of business on June 12, 2000, as the record date for determining the holders of its $0.001 par value Common Stock who will be entitled to notice of and to vote at the meeting. On June 12, 2000, the Company had issued and outstanding 2,995,495 shares of the Company's $0.001 par value Common Stock. Holders of the Company's Common Stock are entitled to one vote for each share owned of record. The presence in person or by proxy of the holders of a majority of the shares outstanding and entitled to vote at the meeting shall constitute a quorum. Affirmative votes of the holders of a majority of the quorum are required for the election of Directors and the ratification of auditors. Affirmative votes of the holders of a majority of the outstanding shares entitled to vote are required for the adoption of the amendment to the Company's Articles of Incorporation. Abstentions and broker non-votes, if any, will not be included in vote totals, and as such, will have no effect on any proposal.

The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) for the election of each of the five nominees named herein for the office of director, (ii) for the amendment to the Articles of Incorporation authorizing 10,000,000 shares of "blank check" preferred stock,
(iii) for the selection of Ehrhardt Keefe Steiner & Hottman, P.C., independent public accountants, as the auditors of the Company for the fiscal year ending March 31, 2001; and (iv) at the discretion of the proxy holders, on any other matter that may property come before the meeting or any adjournment thereof.

Where shareholders have appropriately specified how their proxies are to be voted, they will be voted in accordance with such instructions. If any other matter of business is properly brought before the meeting, the proxy holders may vote the proxies on such matters at their discretion. The directors do not know of any such other matter or business.

                              ELECTION OF DIRECTORS
                                 (Proxy Item #1)

The Board of Directors recommends the election as Directors of the five nominees listed below, to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified or until their earlier death, resignation or removal.

The enclosed Proxy provides that each shareholder may specify that his or her shares be voted "FOR" the election of the five nominees named herein as Directors with provision to "withhold authority" as to any individual Director. At the Annual Meeting, the shares represented by the Proxies will be voted in accordance with shareholder instructions, and, if no instructions are given, for the election of the five nominees. In the event any nominee is unable or declines to serve, which the Board does not anticipate, it is intended that such Proxies will be voted for the election of the remaining nominees and for substitute nominees, if any, recommended by the Board of Directors.

The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held by him, and the period during which he has served as such:


                                   All Positions and            Period Served
                                   Offices Held With             as Director
             Name         Age       The Company                 of the Company
            -----         ---      -----------------             -------------
Douglas A. Larson *       45     President and Director        1986 to Present

Kevin M. Sipple           44     Vice President, Secretary     1986 to Present
                                  and Director

Jeremy S. Martin          45     Vice President and Director   1986 to present

George J. Schmitt *       68     Director                      1998 to present

Don P. Van Winkle *       43     Director                      1998 to present

----------------------------------------
* Audit Committee member


The principal occupation and business experience of each nominee for Director are set forth below.

Douglas A. Larson was a co-founder of Eldorado Artesian Springs, Inc. in 1983 and has been President of Eldorado since 1991. Mr. Larson's responsibilities include corporate strategy and administration of all operating activities at Eldorado. Before his association with Eldorado, Mr. Larson worked as a stock broker with Richey-Frankel and Co. from 1981 to 1983 and with B.J. Leonard, Inc. from 1980 to 1981. Mr. Larson holds a Bachelor of Science Degree in Business Finance from the University of Colorado.

Kevin M. Sipple was a co-founder of Eldorado Artesian Springs, Inc. in 1983 and has served as Vice President and Secretary of Eldorado since 1991. Mr. Sipple's responsibilities include management of the wholesale products division. In addition, he is also responsible for quality control, testing, source protection and is a licensed Water Plant operator and manages the utility productions. Before his association with Eldorado, Mr. Sipple worked for King Soopers, Inc. from 1972 to 1983, serving in a variety of positions including inventory ordering and control. Mr. Sipple attended the University of Colorado from 1973 to 1977.

Jeremy S. Martin was a co-founder of Eldorado Artesian Springs, Inc. in 1983 and has served as Vice President since 1985. Mr. Martin's responsibilities include management of the 5 gallon sales and service business. In addition, he is also responsible for special event promotions and public relations.
Before his association with Eldorado, Mr. Martin was an independent distributor for Sunasu International, a nutritional products manufacturer.
Mr. Martin holds a Bachelor of Science Degree in Business from the University of Colorado.

George J. Schmitt has been a director of the Company since 1998. Mr. Schmitt has over forty years of experience in the bottled water business. From 1968 to 1996, Mr. Schmitt was CEO and President of Hinckley & Schmitt Bottled Water Group. He built an old family business from a small local company in Chicago, Illinois with revenues of less than one million dollar to a two hundred million dollar profitable industry leader. Mr. Schmitt was a founding member of the American Bottled Water Association, now called the International Bottled Water Association, in 1959 and was inducted into the Industry Hall of Fame in 1991. Mr. Schmitt is a director of Eureka Bottled Water Co. and National Fuel Corporation. Mr. Schmitt holds a Bachelor of Arts degree from Dartmouth.


Don P. Van Winkle has been a director of the Company since 1998. From 1996 to present, Mr. Van Winkle has served as President and CEO of Van Winkle's IGA, a family owned six store retail supermarket chain in New Mexico. From 1991 to 1996, he resided in Colorado where he provided contract chief financial officer and advisory services to a wide range of companies including the Company. From 1980 to 1991, Mr. Van Winkle was a corporate banker with the two largest Colorado based bank holding companies, formerly United Banks and First National Bancorporation. Mr. Van Winkle is a director of The Great Divide Brewing Company in Denver, Colorado and Fresh Produce Sportswear, Inc. in Boulder, Colorado. He holds a Bachelor of Science Degree in Finance from New Mexico State University.

Directors are elected at each annual meeting of stockholders and serve until the next annual meeting. Executive officers are elected at each annual meeting of the Board of Directors.

During the fiscal year ended March 31, 2000, the Company's Board of Directors held one formal, in-person meeting. All directors were in attendance. There is no family relationship between any Director or nominee for Director of the Company and any other Director, nominee or Executive Officer of the Company.

Committee of the Board of Directors

The Board of Directors has an Audit Committee comprised of Messrs. Larson, Schmitt and Van Winkle. Among other functions, the Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of the annual audit and other services provided by the Company's independent auditors, reviews the Company's financial statements, reviews and evaluates the Company's internal control functions, and is available to the independent auditors for consultation purposes. The Audit Committee met one time in the fiscal year ended March 31, 2000.

Compliance with Section 16(a)

Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Based solely upon a review of ownership reports and reports of changes in ownership furnished to the Company during the fiscal year ended March 31, 2000, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements.

Compensation of  Outside Directors

Each outside director receives compensation totaling $1,000 for each annual or special meeting of the board he attends in person or by qualified electronic means. In addition, each outside director will receive compensation totaling $500 for each committee meeting he attends in person or by electronic means. In addition, if Eldorado engages an outside director as an independent consultant, for such duties and responsibilities as the president determines, the outside director will be compensated at the rate of $150 per hour, plus nominal travel expenses as agreed upon if needed.

                               EXECUTIVE OFFICERS

The following table sets forth information about the executive officers of the Company.

           Name          Age     Position(s)                  Tenure as Officer
           ----          ---     -----------                  -----------------
Douglas A. Larson        45      President                     1986 to present
Kevin M. Sipple          44      Vice President, Secretary     1986 to present
Jeremy S. Martin         45      Vice President and Director   1986 to present
Robert E. Weidler        54      Vice President                1998 to present
Cathleen M. Collins      31      Chief Financial Officer       1998 to present


Biographical information about Messrs. Larson, Sipple and Martin can be found in the section entitled Election of Directors above.

Robert E. Weidler joined Eldorado in 1990 and has served as Production Manager from 1991 to 1998. Currently, Mr. Weidler is Vice President and his responsibilities include inventory management, daily operations for finished goods and conforming to safety and health department standards and other governmental requirements. Mr. Weidler holds a Bachelor of Science Degree in Sociology from Michigan State University.

Cathleen M. Collins joined Eldorado in 1990 and has served as Assistant Treasurer from 1991 to 1998. Currently, Ms. Collins is Chief Financial Officer and her responsibilities include the procurement of financing for growth of operations of Eldorado as well as overseeing the accounting functions for Eldorado, including the annual audit and corporate reporting. Ms. Collins holds a Bachelor of Science Degree in Economics and a Masters of Business Administration from the University of Colorado.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation of Eldorado's
President, Douglas A. Larson, for the fiscal year ended March 31, 2000. No other executive officer receives annual compensation in excess of $100,000 per year.

                               Annual Compensation

                                                              Other Annual
 Name and Principal Position     Year   Salary     Bonus    Compensation (1)
 ---------------------------     ----   -------    -----    ----------------
   Douglas A. Larson             2000   $90,866      --         $14,325

(1) Includes for the fiscal year ended March 31, 2000 $6,400 for annual health care premiums; $2,725 for a 3% Company match for all contributions to the 401(k) plan, and a car allowance of $5,200 per year.

Stock Option Plan

On September 10, 1997 Eldorado adopted a Stock Option Plan which reserves 875,000 shares for the grant of non-qualified stock options ("Non-Qualified Options"), and incentive stock options ("Incentive Options"). The Plan is administered by the Board of Directors. All salaried officers and key employees of Eldorado and any subsidiaries are eligible to receive options under the Plan. The Plan will terminate by its terms on September 10, 2007, and may be terminated at any time by the exercise of all outstanding options.

Options granted may be exercisable for up to ten years. If any options granted under the Plan expire, terminate or are canceled for any reason without having been exercised in full, the corresponding number of unpurchased shares reserved for issuance upon exercise thereof will again be available for the purposes of the Plan. The purchase price of the Common Stock under each option shall not be less than the fair market value of the Common Stock on the date on which the option is granted. The option price is payable either in cash, by the delivery of shares of Eldorado's common stock, or a combination of cash and shares.

Options will be exercisable immediately, after a period of time or in installments. Options will terminate not later than the expiration of ten years from the date of grant, subject to earlier termination due to termination of service. Except under certain circumstances where termination of service is due to retirement or death, in which event options may be exercised for an additional period of time following such termination of service, the option may be exercised only while the optionee remains in the employ of Eldorado or one of its subsidiaries.

As of March 31, 2000, 500,500 options were outstanding, of which 187,200 are fully vested All of the options were granted at an option price representing 100% of the fair market value on the date of the grant as determined by the Board of Directors.

401(k) Plan

Eldorado has adopted a 401(k) plan for employees. Employees become eligible to participate in the plan once they have completed one year of service and have reached 21 years of age. Approximately 32 employees were eligible to participate in the 401(k) plan as of March 31, 2000. Contributions by the Company and the employees vest immediately. Eldorado matches 100% of employee contributions, up to 3% of employee gross pay. The Company matched approximately $34,317 during the year ended March 31, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2000, the number and percentage of the Company's shares of $0.001 par value Common Stock owned of record and beneficially by each person owning more than five percent (5%) of such Common Stock and by all individual Officers and Directors and by all Officers and Directors as a group.

                                              Shares                Percent
                                           Beneficially               of
Name and Address of Beneficial Owners         Owned                  Class
-------------------------------------      ------------             -------
Kevin M. Sipple                              763,674                 25.5%
43 Fowler Lane
Eldorado Springs, CO 80025

Douglas A. Larson                            775,073 (1)             25.9%
12 Baldwin Circle
Eldorado Springs, CO 80025

Jeremy S. Martin                             771,060                 25.7%
2707 Fourth Street
Boulder, CO 80302

George J. Schmitt                             25,000                    *
11 Castle Pines North
Castle Rock, CO 80104

Don P. Van Winkle                             12,500                    *
1600 Indian Wells
Alamogordo, NM 88310

All Officers and Directors as a Group
(seven persons)                            2,439,307(1)              81.4%

(1) Mr. Larson's shares include options to purchase 9,200 shares held by his spouse. The shares owned by all officers and directors as a group include options to purchase a total of 92,000 shares, of which 46,000 are held by Ms. Collins and 46,000 by Mr. Weidler. * Less than one percent


                           INTEREST OF MANAGEMENT AND
                         OTHERS IN CERTAIN TRANSACTIONS

During the last fiscal year, there were no transactions in which the amount involved exceeded $60,000 between the Company and any director or executive officer or any security holder known to own more than five percent of the Company's stock, or any immediate family member of any of the foregoing persons, and no such transactions are currently proposed.

                      CHANGE IN AUTHORIZED NUMBER OF SHARES
                                 (Proxy Item #2)

The Company's Articles of Incorporation currently provide that the Company shall have the authority to issue fifty million (50,000,000) shares of common stock, having a par value of $.001 per share. The Board of Directors has unanimously adopted a proposed amendment to the Articles of Incorporation as follows:

"FOURTH: (a) The aggregate number of shares which the corporation shall have authority to issue shall be sixty million (60,000,000) shares, with fifty million (50,000,000) being designated as common stock and ten million (10,000,000) being designated as preferred stock, having a par value of $.001 per share. The Preferred Stock shall be "blank check" preferred stock and, as such, is subject to the provisions of this Certificate and the Colorado Business Corporation Act, may be designated by the Company's Board of Directors to have such voting powers, full or limited, or no voting rights, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as the Corporation's Board of Directors shall deem appropriate."

The terms of the preferred stock to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the board of directors. The board of directors may authorize an equity financing utilizing the preferred shares without further shareholder approval, however, no specific transaction has been approved by the board of directors. We cannot state the actual effect of the issuance of any shares of preferred stock upon the rights of holders of the common stock until the board of directors determines the specific rights of the holders of the preferred stock. However, the effects might include, among other things, restricting dividends on the common stock, diluting the voting power of the common stock, reducing the market price of the common stock, or impairing the liquidation rights of the common stock, without further action by the shareholders. We could issue preferred stock quickly with terms calculated to delay or prevent a change in control or make removal of management more difficult.

Approval of the change in authorized shares requires the affirmative vote of a majority of the outstanding shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AUTHORIZATION OF 10,000,000 SHARES OF PREFERRED STOCK.

                              APPROVAL OF AUDITORS
                                 (Proxy Item #3)

The Board of Directors has appointed Ehrhardt Keefe Steiner & Hottman,
P.C. to serve as the Company's independent auditors for the current fiscal year, subject to the approval of the shareholders. The firm has audited the financial records of the Company for the fiscal years ending March 31, 2000 and 1999 and is considered well qualified.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPOINTMENT OF EHRHARDT KEEFE STEINER & HOTTMAN, P.C. TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

The Annual Report to Shareholders, which includes the financial statements for the fiscal year ended March 31, 2000, is not incorporated in the Proxy Statement and is not to be considered part of the proxy soliciting material. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 TO ANY SECURITY HOLDER REQUESTING SUCH COPY IN WRITING TO THE CHIEF EXECUTIVE OFFICER, ELDORADO ARTESIAN SPRINGS, INC., P.O. BOX 445, ELDORADO SPRINGS, COLORADO 80025.

                                  MISCELLANEOUS

All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based on information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's common stock is based on information contained in reports filed by such owner with the Securities and Exchange Commission.

The Company's independent public accountants for the fiscal year ended
March 31, 2000 are Ehrhardt Keefe Steiner & Hottman, P.C. and are expected to be present at the Annual Meeting, to have the opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.

Matters to be Presented:

As of the date of this Proxy Statement, Management does not know of any other matters to be presented at the Annual Meeting other than those set forth herein. However, if any other matters properly come before the Meeting, the accompanying Proxy will be voted in accordance with the best judgment of the Proxy holders.

Shareholder Proposals for 2001 Annual Meeting:

The Board of Directors will make provision for presentation of shareholder proposals at the 2001 Annual Meeting of Shareholders if such proposals are submitted by eligible shareholders who have complied as to the substance of the proposal with the relevant regulations of the Securities Exchange Act. Proposals for inclusion in the Company's Proxy Statement must be delivered to the Company's offices not later than March 9, 2001 so that proxy materials may be prepared on a timely basis.

Shareholder proposals that will not be included in the Company's Proxy
Statement for the 2001 Annual Meeting in accordance with Rule 14a-8 of the Securities Exchange Act will be considered untimely if notice of the proposal is received by the Company after March 9, 2001. The proxy card solicited by the Board of Directors may grant discretionary voting authority with respect to proposals not included in the Proxy Statement unless the Company receives notice of such proposals by March 9, 2001 and the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Securities Exchange Act are met.

BY ORDER OF THE BOARD OF DIRECTORS
Douglas A. Larson, President


June __, 2000